UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           April 24, 2006
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                Con-way Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
         organization)

       2855 Campus Drive, Suite 300, San Mateo, California 94403
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 378-5200



-----------------------------------------------------------------------
     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 1.01  Entry into a Material Definitive Agreement

At the Annual Meeting of Shareholders held on April 18, 2006, the Company's shareholders approved the Con-way Inc. 2006 Equity and Incentive Plan. The Plan authorizes the issuance of up to 6.2 million shares of the Company's common stock in connection with stock option, restricted stock and other awards made under the Plan. A copy of the Plan is attached as Exhibit B to the Company's 2006 Proxy Statement, which was filed with the Securities and Exchange Commission on March 17, 2006.

Item 2.02  Results of Operations and Financial Condition

On April 24, 2006, Con-way Inc. issued a press release announcing results of operations for the quarter ended March 31, 2006, which is being furnished to the U.S. Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the press release is qualified in its entirety by reference to such exhibit.

Item 3.01  Notice of Delisting or Failure to Satisfy a
Continued Listing Rule or Standard; Transfer of Listing

On April 24, 2006, the Board of Directors of Con-way Inc. determined that the listing of the Company's common stock on NYSE Arca (formerly known as the Pacific Exchange) is no longer necessary for the benefit of the Company's shareholders, and that the expense of listing the common stock on NYSE Arca outweighs any value to shareholders. The Board also authorized the Company to take the steps necessary to withdraw the Company's common stock from listing on NYSE Arca. On the same date, the Company sent a letter to NYSE Arca, giving notice of the Company's intent to withdraw the common stock from listing on NYSE Arca. The Company's common stock will continue to be listed on the New York Stock Exchange and registered under Section 12(b) of the Securities Exchange Act of 1934.

Item 5.03  Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year

On April 18, 2006, the Company's Certificate of Incorporation and By-laws were amended to reflect the change in the Company's name from "CNF Inc." to "Con-way Inc."

Item 8.01  Other Events

At the Annual Meeting of Shareholders held on April 18, 2006, the Company's shareholders approved an amendment to the Company's Certificate of Incorporation, changing the name of the Company from "CNF Inc." to "Con-way Inc."


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


     Exhibit No.         Description
     -----------         ----------------------------------------
     99                  Earnings release issued on April 24, 2006.



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CNF Inc.
                        ------------
                        (Registrant)

April 24, 2006         /s/ Jennifer W. Pileggi
                        --------------------------
                        Jennifer W. Pileggi
                        Senior Vice President,
                        General Counsel & Secretary